SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                January 19, 1999




                        PEEKSKILL FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)



   Delaware                   0-27178                13-3858258
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(State or other         (Commission File No.)        (IRS Employer
 jurisdiction of                                     Identification
 incorporation)                                          Number)




1019 Park Street, Peekskill, New York                    10566
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              (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code: (914) 737-2777
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                                      N/A
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          (Former name or former address, if changed since last report)

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Item 5.  Other Events

         On January 19, 1999 the Registrant issued the attached press releases.

Item 7.  Financial Statements and Exhibits

         (a)      Exhibits

                  99.1      Press release, dated January 19, 1999.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                         PEEKSKILL FINANCIAL CORPORATION




Date:   January 19, 1999                     By: /s/William J. LaCalamito
      -------------------                        ------------------------
                                                 William J. LaCalamito
                                                 President and Chief
                                                  Operating Officer





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                                  EXHIBIT 99.1


                  [PEEKSKILL FINANCIAL CORPORATION LETTERHEAD]





CONTACT: William J. LaCalamito                            For Immediate Release
         President                                        January 19, 1999
         Peekskill Financial Corporation
         (914) 737-2777


            PEEKSKILL FINANCIAL CORPORATION REAFFIRMS PLAN TO REMAIN
        INDEPENDENT; CONTINUES PREVIOUSLY ANNOUNCED DUTCH AUCTION TENDER
                                      OFFER

Peekskill,  New  York....  January 19, 1999 -  Peekskill  Financial  Corporation
(NASDAQ NMS: PEEK), Peekskill, New York, confirmed today it had received another letter from BRT Realty Trust, dated January 13, 1999, regarding its conditional unsolicited expression of interest in acquiring the Company.

     According to Eldorus Maynard, the Company's Chairman of the Board, "the Board has reaffirmed the Company's intention to remain independent and execute its business plan."

         The Company also confirmed that it intended to continue its previously announced modified dutch auction tender offer to repurchase up to 800,000 shares of its common stock at a price of up to $16.75 per share.

                                        * * *


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